Accumulated Deficit	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Accumulated Deficit
10.	ACCUMULATED DEFICIT

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by the Group’s PRC subsidiary only out of its retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company’s PRC subsidiary.

In accordance with the Regulations on Enterprises with Foreign Investment of China and its Articles of Association, Company’s PRC subsidiary, E-Sun Sky Computer, being a foreign-invested enterprise established in the PRC, is required to provide for certain statutory reserves, namely the general reserve fund, enterprise expansion fund and staff welfare and bonus fund, all of which are appropriated from net profit as reported in its PRC statutory accounts. E-Sun Sky Computer is required to allocate at least 10% of its after-tax profits to the general reserve fund until such fund has reached 50% of its registered capital. Appropriations to the enterprise expansion fund and staff welfare and bonus fund are at the discretion of the board of directors of the E-Sun Sky Computer.

In accordance with the China Company Laws, the Company’s VIEs are PRC domestic companies (i.e. E-Sun Network, E-Sun Sky Network, Youlanguang Technology and Guangtiandi Technology), and they must make appropriations from their after-tax profits as reported in their PRC statutory accounts to non-distributable reserve funds, namely statutory surplus fund, statutory public welfare fund and discretionary surplus fund. The VIEs are required to allocate at least 10% of their after-tax profits to the statutory surplus fund until such fund has reached 50% of their respective registered capital. Appropriation to discretionary surplus is made at the discretion of each individual VIE.

The general reserve fund and statutory surplus fund are restricted to set-off against losses, expansion of production and operation and increasing registered capital of the respective company. The staff welfare and bonus fund and statutory public welfare fund are restricted to the capital expenditures for the collective welfare of employees. The reserves are not allowed to be transferred to the Company in terms of cash dividends, loans or advances, nor are they available for distribution except under liquidation.

	As of December 31, 2012	As of December 31, 2013	As of December 31, 2013
	RMB	RMB	US$
PRC statutory reserved funds	19,724	20,849	3,444
Unreserved accumulated deficit	(294,197)	(189,268)	(31,265)

	(274,473)	(168,419)	(27,821)

Under PRC laws and regulations, there are restrictions on the Company’s PRC subsidiary and VIEs with respect to transferring certain of their net assets to the Company either in the form dividends, loans, or advances. Amounts restricted include paid-in capital, statutory reserve funds and retained earnings of the Company’s PRC subsidiary and VIEs, as determined pursuant to PRC generally accepted accounting principles, totaling approximately RMB336,653 (US$55,611) as of December 31, 2013 therefore in accordance with Rules 504 and 4.08 (e) (3) of Regulation S-X, the condensed parent company only financial statements as of December 31, 2012 and 2013 and for each of the three years in the period ended December 31, 2013 are disclosed in note 22.

Furthermore, cash transfers from the Company’s PRC subsidiary to its subsidiaries outside of China are subject to PRC government control of currency conversion. Shortages in the availability of foreign currency may restrict the ability of the PRC subsidiary and consolidated affiliated entities to remit sufficient foreign currency to pay dividends or other payments to the Company, or otherwise satisfy their foreign currency denominated obligations.